UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22779

Nuveen Intermediate Duration Quality Municipal Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report May 31, 2015

NID
Nuveen Intermediate Duration Municipal Term Fund

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	18

Report of Independent Registered Public Accounting Firm	19

Portfolios of Investments	20

Statement of Assets and Liabilities	48

Statement of Operations	49

Statement of Changes in Net Assets	50

Statement of Cash Flows	51

Financial Highlights	52

Notes to Financial Statements	54

Additional Fund Information	66

Glossary of Terms Used in this Report	67

Reinvest Automatically, Easily and Conveniently	69

Board Members & Officers	70

Annual Investment Management Agreement Approval Process	75

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. holds much uncertainty. The escalating drama over Greece’s debt negotiations has the European economy on edge, while China’s economy has decelerated and experienced a great deal of turmoil in its stock markets. Other areas of concern include a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, involving the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
July 24, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Intermediate Duration Municipal Term Fund (NID)
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers John V. Miller, CFA, Timothy T. Ryan, CFA, Steven M. Hlavin and Daniel J. Close, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two Nuveen Funds. John, Tim and Steve have managed NID since its inception in December 2012 and Dan has managed NIQ since its inception in February 2013.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be "patient" in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated "patient" from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, (S&P) Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s most recent estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by GDP, compared with an increase of 4.6% in the second quarter of 2014, 5.0% in the third quarter and 2.2% in the fourth quarter. The decline in real GDP growth rate from the fourth quarter of 2014 to the first quarter of 2015 primarily reflects a downturn in both state and local government spending, a decline in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI), at -0.2%, was unchanged year-over-year as of May 2015. The core CPI (which excludes food and energy) increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of May 31, 2015, the national unemployment rate was 5.5%, the level considered "full employment" by some Fed officials, down from the 6.3% reported in May 2014. The housing market continued to post consistent gains as of its most recent reading in April 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended April 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued in 2014. More municipal bonds left the market than were added, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended May 31, 2015, municipal bond issuance nationwide totaled $397.8 billion, an increase of 34.4% from the issuance for the twelve-month period ended May 31, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.

At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015.

6	Nuveen Investments

The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies around the world have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

What key strategies were used to manage NID and NIQ during the twelve-month reporting period ended May 31, 2015?

A backdrop of supportive technical and fundamental factors helped sustain the municipal market’s rally during this reporting period. From the beginning of the period through the end of January 2015, yields fell sharply, particularly in the intermediate to longer maturity ranges, then rose slightly through the end of the period. The overall decline in interest rates helped sustain a general rise in municipal bond prices for the period as a whole. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Municipal supply nationally improved during this twelve-month reporting period over that of the previous twelve months. However, much of this increase was attributable to refunding activity as bond issuers, prompted by low interest rates, sought to lower debt service costs by retiring older bonds from the proceeds of lower cost new bond issues. While some of this activity continued to be current refundings (in which the refunded bond matures or is redeemed within 90 days and therefore has no net effect on supply), we began to see an uptick in advance refundings (in which the refunded bond remains outstanding up to several more years). The increase in advance refundings contributed to greater supply in the marketplace, broadly speaking.

Much of our investment activity focus was on reinvesting the cash generated by current calls. For NID, we aimed to increase diversification with purchases across a broad range of sectors, bolster the Fund’s exposures to below investment grade and non-rated bonds, and stabilize the Fund’s dividend and duration. NIQ’s buying activity also spanned a diverse group of sectors. In the second half of the period, we added credits for one dedicated tax, three transportation projects, two electric utilities, one health care and one appropriation, primarily in the intermediate-term range.

Both Funds experienced moderately heightened call activity during the reporting period and this drove much of our trading. We also sold several holdings from NID because of our concerns about deteriorating credit fundamentals, including bonds issued for the Chicago Board of Education, Wayne County (Michigan) and nearly all of the Fund’s remaining Puerto Rico exposure. In NIQ, we sold an insured Atlantic City bond as credit conditions looked increasingly unfavorable.

In addition, during the reporting period, we established a portfolio hedge in NIQ by purchasing a credit default swap (CDS) on the debt obligations of the U.S. territory of Puerto Rico. We believe the performance of Puerto Rico bonds has historically been correlated with the overall high yield municipal bond market. As a result, this CDS provided us with a tool we used to limit the Fund’s risk should the municipal bond market experience fallout from credit problems in Puerto Rico. During the reporting period, this swap had a negligible impact on performance.

As of May 31, 2015, both of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NID and NIQ also used duration shortening forward interest rate swaps to help maintain the Funds’ ten-year maximum duration mandate. Since interest rates decreased during the reporting period, the swaps had a negative impact on performance.

How did NID and NIQ perform during the twelve-month reporting period ended May 31, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year and since-inception periods ended May 31, 2015. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification averages.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

For the twelve months ended May 31, 2015, the total returns at common share NAV for NID and NIQ outperformed the return for the S&P Municipal Bond Intermediate Index. For the same period, NID and NIQ underperformed the average returns for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average and the Lipper Intermediate Municipal Debt Funds Classification Average, respectively.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. In general, the Funds’ durations and yield curve positioning were positive for performance. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. We note that, as the reporting period progressed, NID’s duration modestly shortened from longer than the benchmark to more closely matching the benchmark’s duration. As such, the positive impact of duration and yield curve positioning was somewhat muted for NID. While both NID and NIQ maintained durations within their ten-year mandate, we currently anticipate that they will continue to have duration profiles longer than that of the S&P Municipal Bond Intermediate Index as they seek to take advantage of the historically steep yield curve in the early years of their ten-year terms.

These Funds also used interest rate swaps to reduce duration and moderate interest rate risk, as previously described. Because the interest rate swaps were used to hedge against potential increases in interest rates, the swaps performed poorly as interest rates fell during the reporting period. This had a negative impact on the Funds’ total return performance.

In terms of the credit quality spectrum, lower rated municipal bonds performed better than those with higher grade ratings during this reporting period. Investors’ search for yield in the current low rate environment was a benefit to lower quality bonds, which tended to offer higher yields in exchange for higher risk. Both Funds were positioned with larger weightings in credits rated below investment grade and non-rated bonds, and held smaller weightings in AAA rated bonds, relative to the benchmark’s weightings. This positioning was advantageous during the reporting period as bonds rated BBB and below were the best performing segments of the municipal market, while the AAA rated segment was the biggest laggard.

Sector positioning was favorable to both Funds’ relative performance as well, generally driven by larger weightings relative to the benchmark in outperforming sectors and smaller relative weightings in underperforming sectors. In the intermediate-term municipal market, some of the best-performing sectors during this reporting period included industrial development revenue (IDR), health care and tobacco, while pre-refunded, tax-supported (general obligation or GOs) and public power bonds tended to lag. NIQ benefited most strongly from its underweight allocations in the weak performing pre-refunded and public power sectors. NID had positive contributions from overweight allocations in hospitals, IDR and tobacco, and an underweight in state GOs. Adding to these relative gains were NID’s overweights in toll roads and land secured bonds, two segments which also outperformed the broader municipal market. NID’s positive relative results, however, were slightly offset by our credit selections in the toll roads and IDR sectors, which detracted.

An Update Involving Detroit and Puerto Rico

As noted in the previous Shareholder Fund Report, we continue to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. In terms of Puerto Rico holdings, shareholders should note that NID had limited exposure to Puerto Rico debt during this reporting period, generally totaling 1%, which is insured, while NIQ had no exposure to Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes).

8	Nuveen Investments

However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt currently is rated Caa3/CCC-/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Puerto Rico’s Governor, Alejandro García Padilla, recently announced a major shift in his administration’s long-standing position on the government’s commitment to debt repayment, declaring the Commonwealth’s "debt is not payable" and Puerto Rico will no longer borrow to address annual budget deficits. The Commonwealth plans to meet with various creditors and bondholders over the next few months to attempt to negotiate a comprehensive debt restructuring or postponement of debt service payments. The likelihood of reaching consensus is questionable and the process will likely take several months to unfold. Puerto Rico commenced discussions with creditors with a public presentation in mid-July, but no details were provided. The governor has appointed a working group to develop a comprehensive five-year fiscal plan, which will include recommendations for fiscal adjustments (budget cuts), structural and institutional reforms and debt restructuring. The plan must be presented to the governor by August 30, 2015 and legislative measures to enact the plan are to be passed by October 1. A Puerto Rico public corporation failed to make a scheduled transfer on July 15, 2015 (subsequent to the close of this reporting period), for an annual appropriation debt service payment due August 1, 2015. The payment was not included in the FY2016 budget, so the failure to make the transfer was somewhat expected. The August 1 debt service payment from the trustee to bondholders is expected to be missed.

On July 12, 2015, a federal appeals court confirmed a lower court’s decision finding Puerto Rico’s Debt Recovery Act to be unconstitutional. This eliminates a path to debt restructuring the Commonwealth had hoped to be able to pursue. Puerto Rico’s non-voting Representative in Congress introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations earlier this year and a congressional committee hearing was held on February 26, 2015. A companion bill was introduced in the U.S. Senate on July 15, 2015. Thus far, authorizing chapter 9 for Puerto Rico has gained support from Democrats in the House and Senate, but Republican support has not yet materialized.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.34% of assets under management as of May 31, 2015. As of May 31, 2015, Nuveen’s limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services.

In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price. Detroit made a voluntary tender purchase of its water and sewer bonds at the time, in which both Funds participated. Both NID and NIQ reinvested the tendered bond proceeds into a new Detroit regional authority.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of both Funds over this reporting period.

As of May 31, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NID	NIQ
Effective Leverage*	35.88%	36.55%
Regulatory Leverage*	21.38%	23.47%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2015, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

	VMTP Shares
	Series	Shares Issued at Liquidation Value
NID	2016	$175,000,000
NIQ	2016	$55,000,000

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on VMTP Shares and each Fund’s respective transactions.

Subsequent to the close of this reporting period, NID refinanced all its outstanding VMTP Shares with the issuance of new VMTP Shares.

10	Nuveen Investments

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of May 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NID	NIQ
June 2014	$0.0570	$0.0495
July	0.0570	0.0495
August	0.0570	0.0495
September	0.0570	0.0495
October	0.0570	0.0495
November	0.0570	0.0495
December	0.0570	0.0495
January	0.0570	0.0495
February	0.0570	0.0495
March	0.0570	0.0495
April	0.0570	0.0495
May 2015	0.0570	0.0495

Ordinary Income Distribution*	$0.0004	$0.0023
Market Yield**	5.48%	4.76%
Taxable-Equivalent Yield**	7.61%	6.61%

*	Distribution paid in December 2014.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	11

Common Share Information (continued)

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NID	NIQ
Common Shares Cumulatively Repurchased and Retired	0	0
Common Shares Authorized for Repurchase	4,690,000	1,310,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of May 31, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NID	NIQ
Common Share NAV	$13.72	$13.69
Common Share Price	$12.48	$12.49
Premium/(Discount) to NAV	(9.04)%	(8.77)%
12-Month Average Premium/(Discount) to NAV	(8.50)%	(8.19)%

12	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Ten-Year Term Risk. The Funds have a ten year term, at which time each Fund will liquidate its portfolio investments and return the proceeds to its shareholders. The Funds’ investment objectives and policies are not designed to return a shareholder’s initial investment.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Derivatives Risk. The Funds may use derivative instruments, which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Nuveen Investments	13

NID
Nuveen Intermediate Duration Municipal Term Fund
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	Since Inception
NID at Common Share NAV	5.29%	2.99%
NID at Common Share Price	4.62%	(2.29)%
S&P Municipal Bond Intermediate Index	2.43%	1.96%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.45%	6.46%

Since inception returns are from 12/05/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	128.0%
Short-Term Municipal Bonds	0.2%
Other Asset Less Liabilities	(1.0)%
Net Asset Plus VMTP Shares, at Liquidation Value	127.2%
VMTP Shares, at Liquidation Value	(27.2)%
Net Assets	100%

Credit Quality (% of total investment exposure)1
AAA/U.S. Guaranteed	0.4%
AA	22.4%
A	14.9%
BBB	14.7%
BB or Lower	25.8%
N/R (not rated)	21.8%
Total	100%

Portfolio Composition (% of total investments)1
Tax Obligation/Limited	27.7%
Health Care	13.7%
Education and Civic Organizations	9.6%
Consumer Staples	9.0%
Transportation	7.2%
Industrials	6.7%
Long-Term Care	5.8%
Utilities	5.5%
Other	14.8%
Total	100%

States and Territories (as a % of total investments)1
Illinois	9.0%
California	8.8%
Florida	8.0%
Texas	7.4%
New York	6.3%
New Jersey	5.5%
Michigan	5.1%
Ohio	4.9%
Pennsylvania	4.5%
Colorado	3.2%
Virginia	2.7%
Virgin Islands	2.7%
Alabama	2.5%
Guam	2.1%
Wisconsin	2.1%
Washington	2.0%
Kansas	1.7%
Iowa	1.6%
Other	19.9%
Total	100%

1 Excluding investments in derivatives.

Nuveen Investments	15

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund
Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	Since Inception
NIQ at Common Share NAV	3.01%	2.12%
NIQ at Common Share Price	1.27%	(3.44)%
S&P Municipal Bond Intermediate Index	2.43%	2.39%
Lipper Intermediate Municipal Debt Funds Classification Average	4.49%	5.56%

Since inception returns are from 2/07/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	129.1%
Short-Term Municipal Bonds	1.2%
Other Asset Less Liabilities	0.4%
Net Asset Plus VMTP Shares, at Liquidation Value	130.7%
VMTP Shares, at Liquidation Value	(30.7)%
Net Assets	100%

Credit Quality (% of total investment exposure)1
AAA/U.S. Guaranteed	3.0%
AA	34.1%
A	24.3%
BBB	18.2%
BB or Lower	12.2%
N/R (not rated)	8.2%
Total	100%

Portfolio Composition (% of total investments)1
Utilities	18.0%
Tax Obligation/Limited	17.6%
Health Care	14.8%
Transportation	13.0%
Education and Civic Organizations	9.8%
Tax Obligation/General	8.0%
Other	18.8%
Total	100%

States and Territories (as a % of total investments)1
California	11.1%
Illinois	10.7%
Texas	7.7%
Florida	7.1%
Michigan	6.3%
New Jersey	5.4%
Tennessee	4.8%
Pennsylvania	4.2%
Ohio	3.7%
New York	3.1%
Georgia	3.0%
Colorado	2.8%
Alabama	2.5%
Iowa	2.2%
Missouri	2.2%
Mississippi	1.9%
Rhode Island	1.9%
Other	19.4%
Total	100%

1 Excluding investments in derivatives.

Nuveen Investments	17

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for NID and NIQ; at this meeting the shareholders were asked to elect Board Members.

	NID		NIQ
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	42,566,167	—	9,675,261	—
Withhold	756,602	—	1,941,222	—
Total	43,322,769	—	11,616,483	—
William C. Hunter
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550
William J. Schneider
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550
Thomas S. Schreier, Jr.
For	42,555,459	—	9,673,511	—
Withhold	767,310	—	1,942,972	—
Total	43,322,769	—	11,616,483	—

18	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Intermediate Duration Municipal Term Fund
Nuveen Intermediate Duration Quality Municipal Term Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Intermediate Duration Municipal Term Fund and Nuveen Intermediate Duration Quality Municipal Term Fund (the "Funds") as of May 31, 2015, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through May 31, 2014, were audited by other auditors whose report dated July 28, 2014, expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2015, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
July 29, 2015

Nuveen Investments	19

NID
Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 128.0% (99.8% of Total Investments)
	MUNICIPAL BONDS – 128.0% (99.8% of Total Investments)
	Alabama – 3.2% (2.5% of Total Investments)
$235	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006, 5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	$232,824
7,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	8/15 at 100.00	AA–	7,002,380
665	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/18 – NPFG Insured	8/15 at 100.00	AA–	665,771
	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
625	5.250%, 1/01/16	8/15 at 100.00	A–	631,256
10,000	5.250%, 1/01/20	8/15 at 100.00	A–	10,100,100
200	5.500%, 1/01/22 – AGM Insured	8/15 at 100.00	AA	202,502
2,000	5.250%, 1/01/23	8/15 at 100.00	A–	2,020,020
20,725	Total Alabama			20,854,853
	Alaska – 0.3% (0.2% of Total Investments)
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	8/15 at 100.00	B2	1,745,000
	Arizona – 1.4% (1.1% of Total Investments)
1,000	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	1,008,080
2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	BBB+	2,178,280
	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
260	4.125%, 7/01/19 – FGIC Insured	No Opt. Call	Ba1	262,886
200	5.250%, 7/01/22 – FGIC Insured	1/16 at 100.00	Ba1	203,162
300	5.250%, 7/01/25 – FGIC Insured	No Opt. Call	Ba1	304,389
700	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 4.750%, 7/01/30	7/25 at 100.00	N/R	686,672
	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013:
120	4.000%, 7/01/18	No Opt. Call	BB	122,197
800	5.000%, 7/01/23	No Opt. Call	BB	850,816
95	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.250%, 7/01/32	7/21 at 100.00	BB	101,831
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.125%, 2/01/34	2/24 at 100.00	B+	991,620
760	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013, 5.000%, 7/01/25	7/20 at 102.00	BB	730,056
800	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	916,288
951	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	967,196
8,986	Total Arizona			9,323,473
	California – 11.1% (8.7% of Total Investments)
100	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	109,235
2,490	Alvord Unified School District, Riverside County, California, General Obligation Bonds, Tender Option Bond 3306, 26.462%, 8/01/30 (IF) (5)	No Opt. Call	AA	5,364,207

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$965	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba2	$1,089,639
750	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.428%, 4/01/36 (IF) (5)	10/26 at 100.00	AA	789,150
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BBB–	548,810
	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
810	5.000%, 11/01/16	No Opt. Call	N/R	829,521
2,125	5.000%, 11/01/21	11/16 at 100.00	N/R	2,170,284
5,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	5,353,000
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,420	4.500%, 6/01/27	6/17 at 100.00	B	13,055,781
5,100	5.000%, 6/01/33	6/17 at 100.00	B	4,266,507
3,400	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	3,567,654
310	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/23	8/18 at 100.00	BBB–	329,809
250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	313,625
	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 2, Series 2006D:
1,020	0.000%, 8/01/18	No Opt. Call	N/R	860,819
1,165	0.000%, 8/01/19	No Opt. Call	N/R	926,292
1,310	0.000%, 8/01/20	No Opt. Call	N/R	981,413
1,450	0.000%, 8/01/21	No Opt. Call	N/R	1,020,075
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
2,430	5.500%, 11/01/19	No Opt. Call	Ba1	2,666,050
5,000	6.625%, 11/01/29	11/19 at 100.00	Ba1	5,569,800
700	Redwood City, California, Special Tax Refunding Bonds, Redwood Shores Community Facilities District 99-1, Shores Transportation Improvement Project, Series 2012B, 5.000%, 9/01/29	No Opt. Call	N/R	772,394
1,000	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 5.000%, 9/01/29	9/24 at 100.00	N/R	1,081,480
370	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	398,531
500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014, 5.000%, 9/01/29	9/24 at 100.00	N/R	509,985
2,395	San Bernardino Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2005A, 5.750%, 10/01/24 – AGM Insured (5)	No Opt. Call	AA	2,845,164
175	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/16	9/15 at 102.00	Baa1	180,103
260	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013, 5.000%, 9/01/20	No Opt. Call	N/R	288,652
420	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 5.000%, 8/01/25 – FGIC Insured	8/15 at 100.00	AA–	427,195
100	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/18 – AMBAC Insured	8/17 at 100.00	BBB+	108,487
550	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 5.000%, 8/01/19 – SYNCORA GTY Insured	No Opt. Call	BBB+	595,067
1,500	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.000%, 9/01/32	No Opt. Call	N/R	1,527,225

Nuveen Investments	21

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,500	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.000%, 9/01/32	No Opt. Call	N/R	$1,527,225
10,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	9,454,100
1,520	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	8/15 at 100.00	B+	1,515,592
400	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	442,796
68,985	Total California			71,485,667
	Colorado – 4.1% (3.2% of Total Investments)
505	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 4.375%, 12/01/18 – RAAI Insured	12/17 at 100.00	AA	518,327
4,005	Castle Oaks Metropolitan District, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	4,014,332
890	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 6.125%, 11/01/20	No Opt. Call	B–	947,423
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	526,450
180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/22	No Opt. Call	BB+	193,990
975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB+	1,040,998
913	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	929,567
3,270	Colorado Springs, Colorado, Utilities System Revenue Bonds, Tender Option Bond Trust 2012-5A, 13.966%, 11/15/30 (IF)	11/22 at 100.00	AA	3,968,341
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 3316:
100	22.238%, 3/01/25 (IF) (5)	No Opt. Call	Aa2	205,935
300	22.238%, 3/01/26 (IF) (5)	No Opt. Call	Aa2	624,360
430	22.187%, 3/01/27 (IF) (5)	No Opt. Call	Aa2	897,092
725	22.238%, 3/01/28 (IF) (5)	No Opt. Call	Aa2	1,467,944
200	22.238%, 3/01/29 (IF) (5)	No Opt. Call	Aa2	395,280
3,385	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.125%, 12/01/24 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	3,558,177
300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-1, 5.500%, 9/01/24 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA– (4)	303,549
860	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 5.750%, 3/01/32	No Opt. Call	N/R	868,609
250	Lincoln Park Metropolitan District, Douglas County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2008, 5.625%, 12/01/20 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB– (4)	277,747
225	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	226,669
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
500	5.000%, 12/01/18	No Opt. Call	N/R	526,775
1,000	5.000%, 12/01/21	No Opt. Call	N/R	1,073,390
590	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	541,042
3,150	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012, 5.000%, 12/01/27	No Opt. Call	A	3,487,239
23,253	Total Colorado			26,593,236

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.1% (0.1% of Total Investments)
$6,386	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (6)	No Opt. Call	N/R	$459,781
	District of Columbia – 0.7% (0.6% of Total Investments)
	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013:
500	4.000%, 10/01/19	No Opt. Call	BB+	521,715
500	4.000%, 10/01/20	No Opt. Call	BB+	520,570
670	4.000%, 10/01/21	No Opt. Call	BB+	692,378
	District of Columbia, Tax Increment Revenue Bonds, Gallery Place Project, Tender Option Bond Trust 1187:
745	20.526%, 6/01/29 (IF) (5)	6/21 at 100.00	Aa3	1,032,719
785	20.451%, 6/01/30 (IF) (5)	6/21 at 100.00	Aa3	1,080,435
520	20.526%, 6/01/31 (IF) (5)	6/21 at 100.00	Aa3	710,658
3,720	Total District of Columbia			4,558,475
	Florida – 10.3% (8.0% of Total Investments)
1,735	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	1,735,243
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
425	5.000%, 11/15/20	No Opt. Call	BBB	469,719
150	5.000%, 11/15/23	No Opt. Call	BBB	166,892
795	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/25 at 100.00	N/R	790,015
125	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 5.750%, 6/01/22 (6)	No Opt. Call	CC	74,999
430	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.000%, 10/01/31 – NPFG Insured	8/15 at 100.00	AA–	426,182
2,380	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	2,619,642
1,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	1,047,640
3,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	8/15 at 100.00	N/R	3,004,530
3,070	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	3,279,865
1,145	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.125%, 11/01/22	No Opt. Call	N/R	1,198,426
	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A:
490	6.000%, 9/01/17	No Opt. Call	N/R	535,158
1,500	6.250%, 9/01/27	9/17 at 100.00	N/R	1,603,440
	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012:
1,305	5.250%, 11/01/22	No Opt. Call	N/R	1,355,817
1,320	5.750%, 11/01/32	No Opt. Call	N/R	1,366,213
2,385	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	2,433,988
1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/22	5/17 at 100.00	BBB–	1,059,020
1,000	Live Oak Community Development District 2, Hillsborough County, Florida, Special Assessment Bonds. Series 2004A, 5.850%, 5/01/35	8/15 at 100.00	N/R	1,000,680

Nuveen Investments	23

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$405	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (6)	7/15 at 100.00	N/R	$257,807
5,615	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	5,829,549
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Tender Option Bond Trust 1156:
700	21.097%, 7/01/22 (IF) (5)	No Opt. Call	A	1,323,665
820	21.097%, 7/01/23 (IF) (5)	7/22 at 100.00	A	1,512,531
1,115	21.097%, 7/01/24 (IF) (5)	7/22 at 100.00	A	1,991,669
800	21.097%, 7/01/25 (IF) (5)	7/22 at 100.00	A	1,387,160
1,230	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	1,317,453
2,210	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Golf and Country Club Area A, Series 2005-A1, 5.450%, 5/01/26	8/15 at 100.00	N/R	2,210,928
2,220	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22	No Opt. Call	N/R	2,330,267
500	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/25	12/24 at 100.00	BBB	572,855
900	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/33	11/22 at 100.00	BBB+	952,830
3,000	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2011B, 7.250%, 8/01/16	No Opt. Call	N/R	3,071,370
1,015	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	1,046,018
	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
2,150	5.500%, 10/01/24	10/17 at 100.00	BBB–	2,292,545
2,215	5.250%, 10/01/27	10/17 at 100.00	BBB–	2,342,628
1,735	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	BBB–	1,842,726
1,130	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,170,058
	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Tender Option Bond Trust 1132:
400	21.278%, 7/01/27 (IF) (5)	7/22 at 100.00	A	672,160
290	21.278%, 7/01/28 (IF) (5)	7/22 at 100.00	A	477,384
1,000	16.246%, 7/01/29 (IF) (5)	7/22 at 100.00	A	1,242,100
1,000	16.246%, 7/01/30 (IF) (5)	7/22 at 100.00	A	1,213,050
1,000	21.278%, 7/01/31 (IF) (5)	7/22 at 100.00	A	1,590,150
1,890	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.000%, 5/01/23	5/22 at 100.00	N/R	1,992,627
2,525	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	2,497,275
630	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase Two Assessment Area, Refunding Series 2012A-2, 5.600%, 5/01/22	No Opt. Call	N/R	664,833
59,750	Total Florida			65,969,107
	Georgia – 1.6% (1.3% of Total Investments)
2,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	2,489,220
	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
3,280	5.000%, 7/01/17	No Opt. Call	N/R	3,440,326
4,500	5.000%, 7/01/27	7/17 at 100.00	N/R	4,568,400
9,780	Total Georgia			10,497,946

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 2.7% (2.1% of Total Investments)
$500	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 5.000%, 11/01/16	No Opt. Call	A–	$528,795
	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,500	6.000%, 12/01/20	No Opt. Call	B+	1,641,780
325	6.875%, 12/01/40	12/20 at 100.00	B+	362,999
2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	A–	2,203,940
	Guam Government, General Obligation Bonds, 2009 Series A:
1,050	6.000%, 11/15/19	No Opt. Call	BB–	1,154,800
2,500	6.750%, 11/15/29	11/19 at 100.00	BB–	2,982,800
2,000	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	2,061,540
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24	12/19 at 100.00	BBB+	1,110,410
2,025	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,321,075
1,100	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	A–	1,226,566
1,365	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/24	7/23 at 100.00	A–	1,583,045
15,365	Total Guam			17,177,750
	Hawaii – 1.3% (1.0% of Total Investments)
6,070	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	6,211,734
660	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BB+	656,852
1,550	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	8/15 at 100.00	BB–	1,551,627
8,280	Total Hawaii			8,420,213
	Idaho – 0.7% (0.6% of Total Investments)
4,645	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/26	9/16 at 100.00	BB+	4,718,809
	Illinois – 11.6% (9.0% of Total Investments)
1,070	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29	No Opt. Call	N/R	1,123,650
9,325	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 3.840%, 6/15/23	12/15 at 100.00	N/R	9,325,839
2,719	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	2,725,120
279	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, MetraMarket Project, Series 2010, 6.870%, 2/15/24	8/15 at 100.00	Ba2	279,965
900	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	8/15 at 100.00	N/R	649,566
	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF0124:
1,000	20.636%, 11/15/29 (IF) (5)	No Opt. Call	AA	1,266,950
3,040	20.636%, 11/15/33 (IF) (5)	11/22 at 100.00	AA	3,811,704
1,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	1,075,990
	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
1,650	5.000%, 12/01/21	12/16 at 100.00	BBB	1,706,050
4,000	5.000%, 12/01/26	12/16 at 100.00	BBB	4,055,840
5,530	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	5,962,446

Nuveen Investments	25

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122:
$480	20.019%, 9/01/21 (IF) (5)	No Opt. Call	BBB	$747,058
330	20.019%, 9/01/21 (IF) (5)	No Opt. Call	BBB	513,252
435	20.003%, 9/01/22 (IF) (5)	No Opt. Call	BBB	677,695
3,525	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	8/15 at 100.00	BB–	3,526,375
	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
2,680	5.000%, 4/01/24	4/16 at 100.00	Baa3	2,695,356
1,950	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,957,975
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
650	4.000%, 5/15/18	No Opt. Call	Baa1	684,664
770	4.000%, 5/15/19	No Opt. Call	Baa1	816,454
895	5.000%, 5/15/20	No Opt. Call	Baa1	989,467
1,035	5.000%, 5/15/21	No Opt. Call	Baa1	1,148,395
1,210	5.000%, 5/15/22	No Opt. Call	Baa1	1,338,926
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa1	1,525,178
1,575	5.000%, 5/15/24	5/22 at 100.00	Baa1	1,711,238
500	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	507,870
3,400	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,823,640
100	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	118,487
620	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A, 5.000%, 8/15/17	No Opt. Call	BBB+	659,643
2,500	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.000%, 6/15/27 – AGM Insured	6/24 at 100.00	AA	2,774,975
1,450	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/24	No Opt. Call	A–	1,565,478
	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	1,109,110
1,750	5.000%, 8/01/22	No Opt. Call	A–	1,894,375
4,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	4,477,880
2,000	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1360, 17.079%, 8/01/23 – AGM Insured (IF) (5)	No Opt. Call	AA	2,955,760
	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
1,100	5.000%, 10/01/25	4/25 at 100.00	BBB+	1,252,009
200	5.000%, 10/01/26	4/25 at 100.00	BBB+	225,312
2,500	Wauconda, Illinois, Special Service Area 1 Social Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,753,200
68,558	Total Illinois			74,432,892
	Indiana – 1.6% (1.2% of Total Investments)
1,250	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A, 6.000%, 11/15/22	No Opt. Call	N/R	1,385,725
4,345	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	BB–	4,283,909
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,065,160
950	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,011,902
860	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	873,141
60	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	66,797
1,000	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	1,048,890

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$400	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	$459,848
9,865	Total Indiana			10,195,372
	Iowa – 2.1% (1.6% of Total Investments)
2,600	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	2,665,676
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
6,320	5.000%, 12/01/19	No Opt. Call	BB–	6,814,414
1,150	5.500%, 12/01/22	12/18 at 100.00	BB–	1,226,475
2,100	5.250%, 12/01/25	12/23 at 100.00	BB–	2,340,534
	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BB	125,519
180	4.000%, 9/01/18	No Opt. Call	BB	183,976
200	3.000%, 9/01/19	No Opt. Call	BB	196,644
12,675	Total Iowa			13,553,238
	Kansas – 2.1% (1.7% of Total Investments)
2,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 1125, 21.753%, 11/15/32 (IF) (5)	5/22 at 100.00	Aa2	3,115,200
310	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3254, 18.080%, 11/15/32 (IF) (5)	5/22 at 100.00	Aa2	449,398
2,000	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B, 6.100%, 12/15/34	No Opt. Call	N/R	2,000,880
8,000	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 5.250%, 12/15/29	No Opt. Call	N/R	8,087,840
12,310	Total Kansas			13,653,318
	Louisiana – 1.5% (1.2% of Total Investments)
1,850	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/26	No Opt. Call	BB	1,924,611
1,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,666,860
2,395	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R (4)	2,739,018
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
250	5.250%, 5/15/22	No Opt. Call	Baa1	279,113
500	6.250%, 5/15/31	No Opt. Call	Baa1	579,075
1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/22	No Opt. Call	A	1,178,190
1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/21	No Opt. Call	BBB+	1,155,290
285	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/29	11/24 at 100.00	N/R	297,187
8,780	Total Louisiana			9,819,344
	Maine – 0.1% (0.0% of Total Investments)
350	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB	402,594
	Massachusetts – 1.3% (1.0% of Total Investments)
1,755	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	1,777,639

Nuveen Investments	27

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$2,095	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	$2,294,549
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB+	1,000,960
3,150	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	3,157,560
8,000	Total Massachusetts			8,230,708
	Michigan – 6.6% (5.1% of Total Investments)
205	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AA–	198,836
	Detroit, Michigan, General Obligation Bonds, Series 2001A-1:
155	5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	A3	155,105
310	5.000%, 4/01/19	10/15 at 100.00	A3	310,012
47	Detroit, Michigan, General Obligation Bonds, Series 2005A, 5.000%, 4/01/22 – AGM Insured	4/16 at 100.00	AA	47,382
100	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	8/15 at 100.00	AA–	100,330
30	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	8/15 at 100.00	A3	30,099
1,105	East Lansing, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007-B1, 5.250%, 7/01/37	1/16 at 100.00	N/R	1,105,287
1,270	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	Ba1	1,315,225
	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A:
845	5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	A–	845,575
1,690	5.000%, 4/01/19	10/15 at 100.00	A–	1,690,068
254	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-8A, 5.000%, 4/01/22 – AGM Insured (5)	4/16 at 100.00	AA	258,306
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/24 – AGM Insured (5)	No Opt. Call	AA	5,788,150
5,000	5.000%, 7/01/25 – AGM Insured (5)	7/24 at 100.00	AA	5,738,900
5,000	5.000%, 7/01/26 – AGM Insured (5)	7/24 at 100.00	AA	5,687,950
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/25 – NPFG Insured	7/24 at 100.00	AA–	2,268,460
2,000	5.000%, 7/01/26 – NPFG Insured	7/24 at 100.00	AA–	2,246,720
880	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	898,682
385	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	395,588
825	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 2015-XF0126, 21.983%, 12/01/27 (IF) (5)	12/20 at 100.00	AA	1,373,542
600	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/22	9/17 at 100.00	BBB–	613,692
1,965	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	1,893,513
7,505	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	7,641,441
1,625	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	No Opt. Call	BBB	1,691,820
110	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	110,532
38,906	Total Michigan			42,405,215

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.6% (0.5% of Total Investments)
$3,500	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	8/15 at 100.00	BB+	$3,503,465
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Series 2015-8D:
260	4.000%, 5/01/24	5/23 at 100.00	Baa2	273,585
250	4.000%, 5/01/26	5/23 at 100.00	Baa2	256,605
4,010	Total Minnesota			4,033,655
	Mississippi – 0.8% (0.6% of Total Investments)
1,845	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds, Northrop Grumman Ship Systems Inc. Project, Series 2006, 4.550%, 12/01/28	12/16 at 100.00	BB+	1,859,446
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.613%, 1/01/26 (IF) (5)	1/22 at 100.00	AA–	1,362,200
500	22.613%, 1/01/28 (IF) (5)	1/22 at 100.00	AA–	809,575
985	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	1,023,701
4,130	Total Mississippi			5,054,922
	Missouri – 1.5% (1.1% of Total Investments)
3,500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	3,539,725
600	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/22 – RAAI Insured	8/15 at 100.00	AA	601,230
3,000	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.000%, 12/01/36	No Opt. Call	BBB	3,043,530
865	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.000%, 5/01/24	5/23 at 100.00	N/R	907,817
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
440	5.375%, 11/01/23	8/15 at 100.00	N/R	440,519
905	5.500%, 11/01/27	8/15 at 100.00	N/R	905,833
9,310	Total Missouri			9,438,654
	Nebraska – 0.9% (0.7% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	3,428,610
1,445	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	1,591,509
635	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26	5/24 at 100.00	BBB+	718,109
5,080	Total Nebraska			5,738,228
	Nevada – 1.7% (1.3% of Total Investments)
1,630	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Regional Healthcare Project, Refunding Series 2012, 5.000%, 9/01/27	No Opt. Call	BBB+	1,778,281
1,620	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	1,793,923
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-13 Cornerstone, Refunding Series 2013:
620	4.000%, 3/01/17	No Opt. Call	N/R	626,560
735	4.000%, 3/01/18	No Opt. Call	N/R	739,910
695	4.000%, 3/01/19	No Opt. Call	N/R	695,278
800	5.000%, 3/01/20	No Opt. Call	N/R	829,360
835	5.000%, 3/01/21	No Opt. Call	N/R	862,739
875	5.000%, 3/01/22	No Opt. Call	N/R	900,576

Nuveen Investments	29

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$1,805	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.150%, 9/01/21	9/15 at 100.00	N/R	$1,651,756
1,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	BBB	1,143,260
10,615	Total Nevada			11,021,643
	New Hampshire – 0.2% (0.2% of Total Investments)
	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
265	0.000%, 1/01/17 – ACA Insured	No Opt. Call	AA	245,724
500	0.000%, 1/01/18 – ACA Insured	No Opt. Call	AA	439,435
320	0.000%, 1/01/19 – ACA Insured	No Opt. Call	AA	265,738
370	0.000%, 1/01/20 – ACA Insured	No Opt. Call	AA	289,614
1,455	Total New Hampshire			1,240,511
	New Jersey – 7.1% (5.5% of Total Investments)
2,500	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 4.000%, 6/15/19	No Opt. Call	BBB+	2,682,850
3,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2012II, 5.000%, 3/01/26	No Opt. Call	A–	3,135,570
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151:
1,440	2.081%, 9/01/25 (IF) (5)	3/25 at 100.00	A–	1,255,104
1,200	3.565%, 9/01/27 (IF) (5)	3/23 at 100.00	A–	1,119,240
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
3,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/15 at 100.00	BB–	3,289,710
7,550	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	8,238,031
7,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	7,813,750
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,541,650
1,000	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB	1,065,620
500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 21.198%, 1/01/24 (IF) (5)	7/22 at 100.00	A+	924,900
10,985	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B+	10,630,514
43,175	Total New Jersey			45,696,939
	New Mexico – 0.7% (0.5% of Total Investments)
1,255	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	8/15 at 100.00	N/R	1,255,477
1,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	999,640
2,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/32	No Opt. Call	BBB–	2,064,580
4,255	Total New Mexico			4,319,697
	New York – 8.1% (6.3% of Total Investments)
4,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	4,685,840
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
505	4.000%, 4/01/20	No Opt. Call	BBB–	528,841
570	4.000%, 4/01/23	No Opt. Call	BBB–	588,046

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
$355	3.750%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	N/R	$366,974
1,080	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	1,156,842
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
1,000	5.000%, 5/01/21	No Opt. Call	BB+	1,120,560
840	5.000%, 5/01/23	No Opt. Call	BB+	951,090
1,000	5.000%, 5/01/28	No Opt. Call	BB+	1,102,700
1,000	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	1,136,160
1,000	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	993,480
7,850	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,459,160
490	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/16	No Opt. Call	BB	507,326
135	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/16	No Opt. Call	BB	139,774
190	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	198,563
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	6,988,410
	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
1,565	5.250%, 12/01/16	No Opt. Call	N/R	1,629,384
1,600	5.000%, 12/01/23	6/17 at 100.00	N/R	1,661,520
5,000	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	5,118,900
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
5,060	5.000%, 6/01/26	6/16 at 100.00	BB–	5,121,783
10,000	5.000%, 6/01/34	6/16 at 100.00	B	9,334,600
49,740	Total New York			51,789,953
	Ohio – 6.3% (4.9% of Total Investments)
21,900	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	18,475,935
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,234,440
95	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	98,359
3,400	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	BB	3,661,970
6,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/15 at 100.00	B–	6,008,760
	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003:
1,840	5.250%, 12/01/23	8/15 at 100.00	BB	1,857,609
8,445	5.375%, 12/01/35	12/15 at 100.00	BB	8,477,767
43,680	Total Ohio			40,814,840
	Oklahoma – 0.6% (0.4% of Total Investments)
3,300	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 0.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	3,588,915

Nuveen Investments	31

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.3% (0.2% of Total Investments)
$1,000	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/31	No Opt. Call	BBB–	$1,044,950
730	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	732,080
1,730	Total Oregon			1,777,030
	Pennsylvania – 5.7% (4.5% of Total Investments)
2,311	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated Series 2013, 5.000%, 5/15/26	No Opt. Call	N/R	2,403,125
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,011,370
3,685	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	No Opt. Call	Baa2	3,877,320
1,700	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 0.000%, 12/01/35 (Mandatory put 6/01/20)	6/20 at 100.00	BBB–	1,764,090
4,025	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	4,004,553
1,450	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB	1,604,208
825	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/30	7/25 at 100.00	BBB–	894,333
2,385	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 6.000%, 11/15/35	2/15 at 100.00	B+	2,386,312
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,015,180
1,595	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB–	1,687,510
4,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/15 at 100.00	B–	4,000,000
750	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	838,057
4,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	4,544,840
1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BB+	1,044,230
3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	3,199,680
2,595	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012C, 3.000%, 1/01/17	No Opt. Call	Ba1	2,651,545
35,321	Total Pennsylvania			36,926,353
	Puerto Rico – 1.4% (1.1% of Total Investments)
3,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	CCC–	3,472,700
5,255	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/15	No Opt. Call	BB	5,249,167
8,755	Total Puerto Rico			8,721,867
	Rhode Island – 1.0% (0.8% of Total Investments)
6,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 – AGC Insured	5/19 at 100.00	A3	6,739,800

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.9% (1.5% of Total Investments)
	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Tender Option Bond Trust 1141:
$1,500	20.816%, 11/01/27 (IF) (5)	11/22 at 100.00	A	$2,356,575
1,010	20.796%, 11/01/28 (IF) (5)	11/22 at 100.00	A	1,555,208
1,255	20.816%, 11/01/29 (IF) (5)	11/22 at 100.00	A	1,902,078
1,450	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.125%, 8/15/35	2/25 at 100.00	BB	1,449,884
5,000	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	8/15 at 100.00	BB–	5,012,850
10,215	Total South Carolina			12,276,595
	Tennessee – 1.6% (1.3% of Total Investments)
1,210	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	BBB	1,216,256
2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	2,265,260
1,935	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A, 5.000%, 1/01/26	No Opt. Call	A	2,216,349
4,650	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25	11/24 at 100.00	N/R	4,623,541
9,795	Total Tennessee			10,321,406
	Texas – 9.4% (7.4% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
3,780	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	3,890,716
275	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	278,823
7,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/24	1/17 at 100.00	BB	7,258,160
	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013:
1,695	4.500%, 11/01/18	No Opt. Call	N/R	1,750,969
1,500	6.000%, 11/01/28	11/23 at 100.00	N/R	1,598,805
645	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	666,085
2,095	Board of Managers, Joint Guadalupe County – Seguin City Hospital, Texas, FHA Insured Hospital Mortgage Revenue Bonds, Guadalupe Regional Medical Center Project, Series 2007, 5.500%, 8/15/36	8/18 at 100.00	Baa3	2,224,701
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,054,810
2,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Tender Option Bond Trust 3307, 23.738%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	AA+	4,546,400
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,093,660
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
330	5.000%, 6/01/18	No Opt. Call	Baa3	357,347
1,500	5.000%, 6/01/20	No Opt. Call	Baa3	1,664,415
535	5.000%, 6/01/21	No Opt. Call	Baa3	594,941
855	5.000%, 6/01/22	No Opt. Call	Baa3	956,548
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,030,006
1,500	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	1,524,075
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	230,196

Nuveen Investments	33

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	$1,068,680
1,250	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	8/15 at 100.00	BB–	1,254,250
1,500	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	1,637,625
2,680	San Antonio Public Facilities Corporation, Texas, Lease Revenue Bonds, Convention Center Refinancing & Expansion Project, Tender Option Bond Trust 2015-XF0125, 21.772%, 9/15/29 (IF) (5)	9/22 at 100.00	AA+	4,477,851
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 1149:
100	21.970%, 8/15/22 (IF) (5)	No Opt. Call	AA–	183,670
155	21.765%, 8/15/24 (IF) (5)	8/23 at 100.00	AA–	286,986
200	21.970%, 8/15/26 (IF) (5)	8/23 at 100.00	AA–	352,540
170	21.725%, 8/15/27 (IF) (5)	8/23 at 100.00	AA–	290,644
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
700	5.625%, 12/15/17	No Opt. Call	A–	749,658
9,645	6.250%, 12/15/26	No Opt. Call	A–	11,705,461
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/22	No Opt. Call	A3	5,761,700
1,190	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015, 6.125%, 9/01/35	9/25 at 100.00	N/R	1,157,596
51,415	Total Texas			60,647,318
	Utah – 1.0% (0.8% of Total Investments)
6,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	6,392,400
	Vermont – 0.6% (0.4% of Total Investments)
3,600	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/01/18) (Alternative Minimum Tax)	4/18 at 100.00	B+	3,660,912
	Virgin Islands – 3.4% (2.7% of Total Investments)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
6,000	4.000%, 10/01/22	No Opt. Call	BBB+	6,256,440
2,500	5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,811,300
3,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/29	10/24 at 100.00	BBB+	3,315,420
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	2,240,940
1,515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,806,395
5,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	5,677,650
20,015	Total Virgin Islands			22,108,145
	Virginia – 3.5% (2.7% of Total Investments)
	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012:
1,265	4.000%, 3/01/20	No Opt. Call	N/R	1,275,006
1,000	5.000%, 3/01/21	No Opt. Call	N/R	1,052,620
1,410	5.000%, 3/01/22	No Opt. Call	N/R	1,486,662

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 3309:
$1,800	22.238%, 5/15/27 (IF) (5)	5/22 at 100.00	AA+	$2,993,400
120	22.238%, 5/15/28 (IF) (5)	5/22 at 100.00	AA+	197,688
400	17.288%, 5/15/29 (IF) (5)	5/22 at 100.00	AA+	490,220
2,615	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	8/15 at 100.00	BB–	2,623,342
2,255	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007, 5.800%, 9/01/17	No Opt. Call	N/R	2,429,514
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	1,009,340
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
90	0.000%, 7/01/24	No Opt. Call	BBB–	61,302
465	0.000%, 7/01/25	No Opt. Call	BBB–	299,455
1,600	0.000%, 7/01/26	No Opt. Call	BBB–	971,536
2,515	0.000%, 7/01/27	No Opt. Call	BBB–	1,445,371
2,220	0.000%, 7/01/28	No Opt. Call	BBB–	1,206,259
	Virginia Gateway Community Development Authority, Prince William County, Virginia, Special Assessment Refunding Bonds, Series 2012:
695	5.000%, 3/01/25	No Opt. Call	N/R	728,186
730	4.500%, 3/01/29	No Opt. Call	N/R	719,649
1,505	5.000%, 3/01/30	No Opt. Call	N/R	1,558,849
1,500	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014, 5.000%, 10/01/23	No Opt. Call	A–	1,746,885
23,185	Total Virginia			22,295,284
	Washington – 2.6% (2.0% of Total Investments)
500	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/16 at 100.00	N/R	504,275
5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds Trust 1390 3.401%, 1/01/35 (IF) (5)	7/24 at 100.00	N/R	4,988,000
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006, 5.000%, 12/01/24 – RAAI Insured	12/16 at 100.00	AA	2,095,600
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
4,300	6.000%, 10/01/22	No Opt. Call	N/R	4,761,304
2,135	6.500%, 10/01/32	No Opt. Call	N/R	2,321,343
	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013:
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,107,030
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,113,060
15,935	Total Washington			16,890,612
	Wisconsin – 2.6% (2.1% of Total Investments)
1,740	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,936,168
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
4,580	5.500%, 2/01/21	No Opt. Call	AA–	5,147,691
350	6.500%, 2/01/31	2/19 at 102.00	AA–	406,437
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,200	5.250%, 12/01/22	No Opt. Call	N/R	1,226,112
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,641,121
760	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB–	773,133

Nuveen Investments	35

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,115	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A, 5.000%, 7/01/30 (WI/DD, Settling 6/10/15)	7/25 at 100.00	BBB–	$1,158,753
3,220	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	3,573,073
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 2015-XF0127:
50	20.853%, 4/01/22 (IF) (5)	No Opt. Call	Aa3	92,240
100	21.338%, 4/01/23 (5)	No Opt. Call	Aa3	192,090
185	20.853%, 4/01/24 (IF) (5)	4/23 at 100.00	Aa3	338,876
100	21.237%, 4/01/25 (IF) (5)	4/23 at 100.00	Aa3	177,970
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	262,627
15,260	Total Wisconsin			16,926,291
	Wyoming – 0.1% (0.1% of Total Investments)
595	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	607,406
$777,890	Total Long-Term Investments (cost $821,654,408)			823,526,367

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.2% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.2% of Total Investments)
$1,160	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$1,162,865
110	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	110,272
170	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	170,420
$1,440	Total Short-Term Investments – (cost $1,440,000)			1,443,557
	Total Investments (cost $823,094,408) – 128.2%			824,969,924
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (27.2)% (8)			(175,000,000)
	Other Assets Less Liabilities – (1.0)% (9)			(6,583,070)
	Net Assets Applicable to Common Shares – 100%			$643,386,854

36	Nuveen Investments

Investments in Derivatives as of May 31, 2015
Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (10)	Date	(Depreciation )
JPMorgan	$72,000,000	Receive	Weekly USD-SIFMA	2.580%		Quarterly	6/12/15	6/12/25	$(6,175,429)
JPMorgan	33,100,000	Receive	Weekly USD-SIFMA	2.738		Quarterly	8/24/15	8/24/29	(3,140,244)
	$105,100,000								$(9,315,673)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 21.2%.
(9)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities.The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Markets Association

See accompanying notes to financial statements.

Nuveen Investments	37

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 129.1% (99.0% of Total Investments)
	MUNICIPAL BONDS – 129.1% (99.0% of Total Investments)
	Alabama – 3.2% (2.5% of Total Investments)
$2,000	Alabama Federal Aid Highway Finance Authority, Federal Highway Grant Anticipation Revenue Bonds, Tender Option Bond Trust 2013-2W, 22.213%, 9/01/26 (IF) (4)	No Opt. Call	AA	$3,332,000
2,500	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	8/15 at 100.00	AA–	2,500,850
4,500	Total Alabama			5,832,850
	Arizona – 2.2% (1.7% of Total Investments)
455	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	458,676
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D:
965	5.000%, 2/01/24	2/23 at 100.00	BBB+	1,109,055
1,065	5.000%, 2/01/26	2/23 at 100.00	BBB+	1,195,920
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (5)	1,145,360
3,485	Total Arizona			3,909,011
	California – 14.5% (11.1% of Total Investments)
3,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured	10/23 at 100.00	AA	3,525,480
	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013:
560	5.000%, 10/01/19	No Opt. Call	Baa1	623,543
415	5.000%, 10/01/21	No Opt. Call	Baa1	470,124
1,930	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BBB–	2,092,989
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	2,509,710
	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,320	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	1,385,089
660	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	681,919
1,265	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23	No Opt. Call	A–	1,400,026
	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
1,345	5.000%, 6/01/21	6/17 at 100.00	B–	1,340,656
1,075	4.625%, 6/01/21	6/17 at 100.00	B–	1,059,122
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 31 Eastvale Area, Series 2013:
150	4.000%, 9/01/25	9/22 at 100.00	N/R	157,411
305	4.000%, 9/01/26	9/22 at 100.00	N/R	318,661
250	4.000%, 9/01/27	9/22 at 100.00	N/R	259,997
695	Monrovia Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Central Redevelopment Project Area 1, Refunding Subordinate Series 2012, 4.000%, 8/01/15	No Opt. Call	BBB	699,240
760	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	825,147
1,810	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.000%, 9/01/22	No Opt. Call	N/R	1,994,710
185	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 0.000%, 10/01/26	No Opt. Call	A–	146,705

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$200	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.100%, 6/01/17	No Opt. Call	N/R	$203,658
	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013:
395	5.000%, 9/01/15	No Opt. Call	N/R	398,622
340	5.000%, 9/01/17	No Opt. Call	N/R	361,495
1,080	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	AA–	1,088,748
3,115	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	3,448,274
925	Washington Township Health Care District, California, Revenue Bonds, Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	Baa1	1,048,145
24,780	Total California			26,039,471
	Colorado – 3.7% (2.8% of Total Investments)
	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
280	4.000%, 6/01/18	No Opt. Call	A	296,254
310	4.000%, 6/01/20	No Opt. Call	A	332,670
200	5.000%, 6/01/21	No Opt. Call	A	226,692
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 3316:
100	22.238%, 3/01/25 (IF) (4)	No Opt. Call	Aa2	205,935
300	22.238%, 3/01/26 (IF) (4)	No Opt. Call	Aa2	624,360
430	22.187%, 3/01/27 (IF) (4)	No Opt. Call	Aa2	897,092
725	22.238%, 3/01/28 (IF) (4)	No Opt. Call	Aa2	1,467,944
200	22.238%, 3/01/29 (IF) (4)	No Opt. Call	Aa2	395,280
200	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.500%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	203,740
350	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	299,957
1,535	Lincoln Park Metropolitan District, Douglas County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2008, 5.625%, 12/01/20 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB– (5)	1,705,370
4,630	Total Colorado			6,655,294
	Florida – 9.2% (7.1% of Total Investments)
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
420	5.000%, 11/15/20	No Opt. Call	BBB	464,192
150	5.000%, 11/15/23	No Opt. Call	BBB	166,892
515	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 5.500%, 11/01/23	No Opt. Call	N/R	533,030
1,270	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/23 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,477,302
470	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	517,324
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	2,095,280
1,000	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A, 5.000%, 10/01/23 (WI/DD, Settling 6/03/15)	No Opt. Call	BBB+	1,148,930
2,960	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2012A, 5.000%, 10/01/26	No Opt. Call	A2	3,441,947
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
2,535	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	2,631,862
500	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	508,980

Nuveen Investments	39

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,400	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/22	No Opt. Call	BBB+	$1,565,592
250	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.750%, 10/01/22	10/17 at 100.00	BBB–	267,982
305	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24	No Opt. Call	BBB+	345,333
1,370	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	1,354,957
15,145	Total Florida			16,519,603
	Georgia – 3.9% (3.0% of Total Investments)
1,025	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 4.000%, 7/01/22	No Opt. Call	A–	1,094,403
1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,006,220
2,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,011,240
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	2,072,200
919	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012A-2, 3.930%, 7/01/26	8/15 at 100.00	N/R	782,843
6,944	Total Georgia			6,966,906
	Idaho – 0.6% (0.4% of Total Investments)
1,000	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/20	9/16 at 100.00	BB+	1,027,310
	Illinois – 12.8% (9.8% of Total Investments)
2,500	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 1354, 20.508%, 11/15/25 (IF) (4)	11/22 at 100.00	AA	3,212,800
1,190	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	1,288,449
1,790	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	2,051,698
1,000	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/26	12/16 at 100.00	BBB	1,013,960
1,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	8/15 at 100.00	BB–	1,500,585
2,680	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/24	4/16 at 100.00	Baa3	2,695,356
250	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	253,935
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A, 5.000%, 2/01/27	No Opt. Call	A1	4,656,600
5,000	Illinois State, General Obligation Bonds, Series 2013, 5.000%, 7/01/23	No Opt. Call	A–	5,418,050
1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	790,270
20,910	Total Illinois			22,881,703
	Indiana – 2.3% (1.8% of Total Investments)
1,180	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	BB–	1,163,409
1,500	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.000%, 2/01/25	No Opt. Call	AA+	1,793,520
1,145	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,213,540
3,825	Total Indiana			4,170,469

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.8% (2.2% of Total Investments)
$1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	$1,025,260
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	2,156,460
2,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	1,905,660
5,000	Total Iowa			5,087,380
	Kentucky – 2.1% (1.6% of Total Investments)
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,320	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	1,405,034
115	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	123,033
3,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	2,163,060
4,435	Total Kentucky			3,691,127
	Louisiana – 0.9% (0.7% of Total Investments)
500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	555,620
1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/22	No Opt. Call	BBB+	1,164,720
1,500	Total Louisiana			1,720,340
	Maine – 2.4% (1.9% of Total Investments)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	BBB	1,068,850
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
620	5.000%, 7/01/25	No Opt. Call	A	735,072
340	5.000%, 7/01/27	No Opt. Call	A	395,209
1,850	5.000%, 7/01/29	No Opt. Call	A	2,121,784
3,810	Total Maine			4,320,915
	Maryland – 1.0% (0.8% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A:
195	5.000%, 7/01/20	No Opt. Call	Baa1	220,397
275	5.000%, 7/01/22	No Opt. Call	Baa1	315,178
1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2011A, 5.000%, 9/15/22 (4)	No Opt. Call	AAA	1,216,870
1,470	Total Maryland			1,752,445
	Massachusetts – 2.0% (1.5% of Total Investments)
420	Massachusetts Development Finance Agency Revenue Bonds, Boston Medical Center Issue, Series 2012C, 5.000%, 7/01/29	7/22 at 100.00	BBB	456,624
	Massachusetts Development Finance Agency Revenue Bonds, Boston Medical Center Issue, Series 2012C:
80	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	96,200
500	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	Baa2 (5)	598,685
250	Massachusetts Development Finance Agency, First Mortgage Revenue Bonds, Brookhaven at Lexington Project, Series 2005A, 5.000%, 3/01/35 – RAAI Insured	8/15 at 100.00	AA	250,540
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Covanta Energy Project, Series 2012A, 4.875%, 11/01/27 (Alternative Minimum Tax)	No Opt. Call	BB+	1,026,370
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.000%, 1/01/21 – AMBAC Insured	8/15 at 100.00	N/R	140,335
1,000	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	N/R	1,002,400
3,390	Total Massachusetts			3,571,154

Nuveen Investments	41

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 8.2% (6.3% of Total Investments)
$1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 3308, 22.393%, 5/01/30 – AGM Insured (IF) (4)	No Opt. Call	AA	$1,739,650
62	Detroit, Michigan, General Obligation Bonds, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/16 at 100.00	AA	63,176
500	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	506,910
	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
50	5.000%, 7/01/33 – NPFG Insured	7/16 at 100.00	AA–	51,073
60	5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	61,288
1,260	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	1,287,040
735	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	8/15 at 100.00	AA–	737,426
250	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA	255,663
290	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	296,568
165	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	8/15 at 100.00	A3	165,545
440	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	449,442
10	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	10,225
730	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	Ba1	755,995
338	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-8A, 5.000%, 4/01/25 – AGM Insured	4/16 at 100.00	AA	344,408
2,020	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 4.125%, 6/01/32	No Opt. Call	BBB	1,969,338
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA	3,453,660
220	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	224,671
1,405	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 2015-XF0126, 21.983%, 12/01/27 (IF) (4)	12/20 at 100.00	AA	2,339,185
12,535	Total Michigan			14,711,263
	Minnesota – 1.6% (1.2% of Total Investments)
750	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	A–	856,590
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
205	3.550%, 3/01/21	No Opt. Call	BBB–	206,144
100	3.700%, 3/01/22	No Opt. Call	BBB–	101,064
	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013:
610	5.000%, 1/01/17	No Opt. Call	N/R	634,083
500	5.000%, 1/01/18	No Opt. Call	N/R	528,555
500	5.000%, 1/01/19	No Opt. Call	N/R	534,740
2,665	Total Minnesota			2,861,176
	Mississippi – 2.5% (1.9% of Total Investments)
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.613%, 1/01/24 (IF) (4)	1/22 at 100.00	AA–	1,430,240
1,000	22.613%, 1/01/25 (IF) (4)	1/22 at 100.00	AA–	1,745,100
200	22.613%, 1/01/26 (IF) (4)	1/22 at 100.00	AA–	340,550

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	$1,039,290
3,000	Total Mississippi			4,555,180
	Missouri – 2.9% (2.2% of Total Investments)
550	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 4.000%, 11/01/25	11/20 at 100.00	N/R	568,513
1,000	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	1,011,350
3,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A–	3,535,860
4,550	Total Missouri			5,115,723
	Nebraska – 1.8% (1.4% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	3,304,170
	New Jersey – 7.0% (5.4% of Total Investments)
615	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A, 5.150%, 8/01/23	No Opt. Call	B	507,215
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,000	5.000%, 6/15/24	6/22 at 100.00	BBB+	2,235,500
1,000	5.000%, 6/15/28	No Opt. Call	BBB+	1,088,240
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
860	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB–	982,808
500	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB–	577,295
500	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB–	579,570
620	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	714,029
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151, 2.081%, 9/01/25 (IF) (4)	3/25 at 100.00	A–	871,600
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	1,091,130
1,045	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.250%, 7/01/21	7/18 at 100.00	BB+	1,104,973
195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	208,088
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	B	2,568,090
12,335	Total New Jersey			12,528,538
	New York – 4.1% (3.1% of Total Investments)
495	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/29	7/25 at 100.00	BBB+	552,069
500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/18	No Opt. Call	A+	549,360
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
745	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	778,659
2,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,155,200
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A:
195	5.000%, 12/01/16	No Opt. Call	BB	201,895
1,800	5.000%, 12/01/21	12/16 at 100.00	BB	1,887,048
130	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/16	No Opt. Call	BB	134,597

Nuveen Investments	43

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,000	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	$1,023,780
6,865	Total New York			7,282,608
	North Carolina – 0.9% (0.7% of Total Investments)
1,040	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1	1,166,859
400	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.250%, 1/01/25 – AGC Insured	No Opt. Call	AA	436,088
1,440	Total North Carolina			1,602,947
	Ohio – 4.9% (3.7% of Total Investments)
3,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B–	2,956,660
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,234,440
1,150	Ohio State Treasurer, Tax-Exempt Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015, 5.000%, 12/31/27 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	1,304,917
2,000	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/28	12/18 at 100.00	A–	2,250,520
8,650	Total Ohio			8,746,537
	Oregon – 0.6% (0.5% of Total Investments)
965	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/22	No Opt. Call	BBB–	1,069,683
	Pennsylvania – 5.5% (4.2% of Total Investments)
90	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	96,168
	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University Project, Series 2013:
465	4.000%, 5/01/20	No Opt. Call	BBB	501,893
480	4.000%, 5/01/21	No Opt. Call	BBB	516,667
500	4.000%, 5/01/22	No Opt. Call	BBB	535,560
520	4.000%, 5/01/23	No Opt. Call	BBB	555,656
2,190	Erie Sewer Authority, Erie County, Pennsylvania, Sewer Revenue Bonds, Series 2012A, 5.000%, 6/01/21 – AGM Insured (4)	No Opt. Call	AA	2,537,684
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
255	5.900%, 11/15/28	2/15 at 100.00	B+	255,194
1,000	6.000%, 11/15/35	2/15 at 100.00	B+	1,000,550
1,700	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/28 (Alternative Minimum Tax)	6/26 at 100.00	BBB	1,879,095
1,000	Pittsburgh Water and Sewerage Authority, Pennsylvania, First Lien Water and Sewerage System Revenue Bonds, Series 2005, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA– (5)	1,011,930
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
370	5.000%, 12/01/20	No Opt. Call	BBB–	416,487
435	5.000%, 12/01/21	No Opt. Call	BBB–	490,932
9,005	Total Pennsylvania			9,797,816
	Rhode Island – 2.5% (1.9% of Total Investments)
4,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 – AGC Insured	5/19 at 100.00	A3	4,493,200

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.9% (1.4% of Total Investments)
$1,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2010-A2, 5.000%, 1/01/18	No Opt. Call	A–	$1,096,570
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	AA–	2,256,380
3,000	Total South Carolina			3,352,950
	Tennessee – 6.3% (4.8% of Total Investments)
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,440	5.000%, 1/01/25	No Opt. Call	A	1,663,186
2,170	5.000%, 1/01/26	No Opt. Call	A	2,485,518
2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.750%, 7/01/22 (Alternative Minimum Tax)	7/20 at 100.00	A	2,317,580
400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	461,560
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
1,020	5.000%, 2/01/21	No Opt. Call	A	1,138,595
1,490	5.000%, 2/01/24	No Opt. Call	A	1,696,484
1,365	5.000%, 2/01/25	No Opt. Call	A	1,548,497
9,885	Total Tennessee			11,311,420
	Texas – 10.0% (7.7% of Total Investments)
200	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB	226,516
500	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/22	No Opt. Call	BBB–	556,525
685	Denton County Fresh Water Supply District 7, Texas, General Obligation Bonds, Refunding Series 2013, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	730,046
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,093,660
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
230	5.000%, 11/15/22	No Opt. Call	A3	265,866
1,660	5.000%, 11/15/23	No Opt. Call	A3	1,932,406
960	5.000%, 11/15/25	11/24 at 100.00	A3	1,112,842
515	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/19	No Opt. Call	A2	589,644
	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B:
465	4.000%, 8/15/22	8/19 at 100.00	BBB+	484,307
535	4.000%, 8/15/23	8/19 at 100.00	BBB+	554,453
100	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	BBB	113,989
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 1149:
100	21.970%, 8/15/22 (IF) (4)	No Opt. Call	AA–	183,670
155	21.765%, 8/15/24 (IF) (4)	8/23 at 100.00	AA–	286,986
200	21.970%, 8/15/26 (IF) (4)	8/23 at 100.00	AA–	352,540
175	21.725%, 8/15/27 (IF) (4)	8/23 at 100.00	AA–	299,192
3,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	3,640,890
3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	3,348,720
230	Texas Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds, Uplift Education, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	BBB–	245,203
360	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2011, 6.000%, 5/01/23	5/21 at 100.00	BBB+	417,982

Nuveen Investments	45

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$460	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (5)	$483,713
15,530	Total Texas			17,919,150
	Utah – 1.8% (1.4% of Total Investments)
3,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	3,196,200
	Vermont – 0.5% (0.4% of Total Investments)
900	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/01/18) (Alternative Minimum Tax)	4/18 at 100.00	B+	915,228
	Virgin Islands – 1.2% (0.9% of Total Investments)
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	2,150,740
	Virginia – 0.3% (0.3% of Total Investments)
535	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/21	No Opt. Call	BBB	607,423
	West Virginia – 0.6% (0.4% of Total Investments)
1,035	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 0.000%, 3/01/40	No Opt. Call	Baa1	1,031,833
	Wisconsin – 0.4% (0.3% of Total Investments)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 2015-XF0127:
50	20.424%, 4/01/22 (IF) (4)	No Opt. Call	Aa3	92,240
100	21.237%, 4/01/23 (IF) (4)	No Opt. Call	Aa3	192,090
185	20.853%, 4/01/24 (IF) (4)	4/23 at 100.00	Aa3	338,876
100	21.237%, 4/01/25 (IF) (4)	4/23 at 100.00	Aa3	177,970
435	Total Wisconsin			801,176
$210,154	Total Long-Term Investments (cost $230,663,091)			231,500,939

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (1.0% of Total Investments)
	MUNICIPAL BONDS – 1.2% (1.0% of Total Investments)
$2,240	Illinois Finance Authority, Revenue Bonds, University of Chicago Tender Option Bonds Trust 3205 5.000% 12/01/33 (6)	No Opt. Call	A-1	$2,240,000
$2,240	Total Short-Term Investments – (cost $2,240,000)			2,240,000
	Total Investments (cost $232,903,091) – 130.3%			233,740,939
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (30.7)% (7)			(55,000,000)
	Other Assets Less Liabilities – 0.4% (8)			602,942
	Net Assets Applicable to Common Shares – 100%			$179,343,881

46	Nuveen Investments

Investments in Derivatives as of May 31, 2015

Interest Rate Swaps:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	(Depreciation)
JPMorgan	$9,800,000	Receive	Weekly USD-SIFMA	1.947%	Quarterly	6/09/16	6/09/26	$(43,145)
JPMorgan	10,400,000	Receive	Weekly USD-SIFMA	2.580	Quarterly	6/12/15	6/12/25	(892,006)
JPMorgan	18,500,000	Receive	Weekly USD-SIFMA	2.173	Quarterly	8/18/15	8/18/22	(942,094)
	$38,700,000							$(1,877,245)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 23.5%.
(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Markets Association

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of
Assets and Liabilities	May 31, 2015

	Intermediate Duration (NID )	Intermediate Duration Quality (NIQ )
Assets
Long-term investments, at value (cost $821,654,408 and $230,663,091, respectively)	$823,526,367	$231,500,939
Short-term investments, at value (cost $1,440,000 and $2,240,000, respectively)	1,443,557	2,240,000
Cash	—	166,581
Receivable for:
Interest	14,673,715	3,964,630
Investments sold	875,000	300,000
Deferred offering costs	45,475	27,199
Other assets	28,436	4,868
Total assets	840,592,550	238,204,217
Liabilities
Cash overdraft	4,271,969	—
Unrealized depreciation on interest rate swaps	9,315,673	1,877,245
Payable for:
Common share dividends	2,532,926	618,202
Interest	186,747	51,685
Investments purchased	5,309,157	1,145,580
Offering costs	—	7,077
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	175,000,000	55,000,000
Accrued expenses:
Management fees	457,677	109,376
Trustees fees	22,216	873
Other	109,331	50,298
Total liabilities	197,205,696	58,860,336
Net assets applicable to common shares	$643,386,854	$179,343,881
Common shares outstanding	46,909,660	13,097,144
Net asset value (“NAV”) per common share outstanding	$13.72	$13.69
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$469,097	$130,971
Paid-in surplus	670,273,924	187,016,880
Undistributed (Over-distribution of) net investment income	3,279,155	516,392
Accumulated net realized gain (loss)	(23,195,165)	(7,280,965)
Net unrealized appreciation (depreciation)	(7,440,157)	(1,039,397)
Net assets applicable to common shares	$643,386,854	$179,343,881
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of
Operations	Year Ended May 31, 2015

		Intermediate
	Intermediate	Duration
	Duration	Quality
	(NID )	(NIQ )
Investment Income	$40,439,203	$9,730,124
Expenses
Management fees	5,372,732	1,302,652
Interest expense and amortization of offering costs	2,151,016	607,037
Custodian fees	135,782	51,722
Trustees fees	25,408	7,504
Professional fees	68,947	37,636
Shareholder reporting expenses	89,530	32,594
Shareholder servicing agent fees	16,414	16,384
Stock exchange listing fees	15,204	8,466
Investor relations expenses	69,565	22,680
Other	44,512	26,261
Total expenses	7,989,110	2,112,936
Net investment income (loss)	32,450,093	7,617,188
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,531,653)	(1,116,149)
Swaps	(2,150,000)	(2,692,675)
Change in net unrealized appreciation (depreciation) of:
Investments	13,987,130	2,954,981
Swaps	(6,487,736)	(1,282,038)
Net realized and unrealized gain (loss)	817,741	(2,135,881)
Net increase (decrease) in net assets applicable to common shares from operations	$33,267,834	$5,481,307

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of
Changes in Net Assets

	Intermediate		Intermediate
	Duration (NID)		Duration Quality (NIQ)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/15	5/31/14	5/31/15	5/31/14
Operations
Net investment income (loss)	$32,450,093	$32,487,744	$7,617,188	$7,843,451
Net realized gain (loss) from:
Investments	(4,531,653)	(13,370,889)	(1,116,149)	(3,961,938)
Swaps	(2,150,000)	1,086,000	(2,692,675)	384,000
Change in net unrealized appreciation (depreciation) of:
Investments	13,987,130	(1,352,337)	2,954,981	1,224,236
Swaps	(6,487,736)	(3,846,680)	(1,282,038)	(1,059,823)
Net increase (decrease) in net assets applicable to common shares from operations	33,267,834	15,003,838	5,481,307	4,429,926
Distributions to Common Shareholders
From net investment income	(32,104,971)	(31,448,236)	(7,809,827)	(7,642,184)
Decrease in net assets applicable to common shares from distributions to common shareholders	(32,104,971)	(31,448,236)	(7,809,827)	(7,642,184)
Capital Share Transactions
Proceeds from sale of common shares, net of offering costs and adjustments	—	194,232	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	194,232	—	—
Net increase (decrease) in net assets applicable to common shares	1,162,863	(16,250,166)	(2,328,520)	(3,212,258)
Net assets applicable to common shares at the beginning of period	642,223,991	658,474,157	181,672,401	184,884,659
Net assets applicable to common shares at the end of period	$643,386,854	$642,223,991	$179,343,881	$181,672,401
Undistributed (Over-distribution of) net investment income at the end of period	$3,279,155	$2,936,774	$516,392	$789,775

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of
Cash Flows	Year Ended May 31, 2015

		Intermediate
	Intermediate	Duration
	Duration	Quality
	(NID )	(NIQ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$33,267,834	$5,481,307
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(161,600,509)	(36,196,520)
Proceeds from sales and maturities of investments	143,355,518	37,156,163
Proceeds from (Purchase of) short-term investments, net	(1,440,000)	(2,240,000)
Proceeds from (Payments for) swap contracts, net	(2,150,000)	(2,692,675)
Investment transaction adjustments, net	(271,485)	(11,303)
Taxes paid on undistributed capital gains	(636)	(1,471)
Amortization (Accretion) of premiums and discounts, net	6,329,883	2,820,951
Amortization of deferred offering costs	60,032	32,445
(Increase) Decrease in:	300,335	5,808
Credit default swaps premiums paid
Receivable for interest	(295,000)	(100,000)
Receivable for investments sold
Other assets	(9,108)	475
Increase (Decrease) in:
Payable for interest	186,747	51,685
Payable for investments purchased	5,309,157	577,070
Accrued management fees	6,798	(846)
Accrued Trustees fees	5,507	(1,664)
Accrued other expenses	(32,420)	(6,667)
Net realized (gain) loss from:
Investments	4,531,653	1,116,149
Paydowns	—	4,627
Swaps	2,150,000	2,692,675
Change in net unrealized (appreciation) depreciation of:
Investments	(13,987,130)	(2,954,981)
Swaps	6,487,736	1,282,038
Net cash provided by (used in) operating activities	22,204,912	7,015,266
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	4,271,969	—
Payable for offering costs	(5,000)	(11,237)
Cash distributions paid to common shareholders	(32,101,085)	(7,806,977)
Net cash provided by (used in) financing activities	(27,834,116)	(7,818,214)
Net Increase (Decrease) in Cash	(5,629,204)	(802,948)
Cash at the beginning of period	5,629,204	969,529
Cash at the end of period	$—	$166,581

		Intermediate
	Intermediate	Duration
	Duration	Quality
Supplemental Disclosure of Cash Flow Information	(NID )	(NIQ )
Cash paid for interest (excluding amortization of offering costs)	$1,904,000	$522,907

See accompanying notes to financial statements.

Nuveen Investments	51

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Offering Costs	Ending NAV	Ending Share Price
Intermediate Duration (NID)
Year Ended 5/31:
2015	$13.69	$0.69	$0.02	$0.71	$(0.68)	$—	$(0.68)	$—	$13.72	$12.48
2014	14.04	0.69	(0.37)	0.32	(0.67)	—	(0.67)	— **	13.69	12.59
2013(d)	14.33	0.26	(0.30)	(0.04)	(0.22)	—	(0.22)	(0.03)	14.04	13.00

Intermediate Duration Quality (NIQ)
Year Ended 5/31:
2015	13.87	0.58	(0.16)	0.42	(0.60)	—	(0.60)	—	13.69	12.49
2014	14.12	0.60	(0.27)	0.33	(0.58)	—	(0.58)	—	13.87	12.92
2013(e)	14.33	0.14	(0.22)	(0.08)	(0.10)	—	(0.10)	(0.03)	14.12	13.09

	VMTP Shares
	at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Intermediate Duration (NID)
Year Ended 5/31:
2015	$175,000	$467,650
2014	175,000	466,985
2013(d)	175,000	476,271

Intermediate Duration Quality (NIQ)
Year Ended 5/31:
2015	55,000	426,080
2014	55,000	430,313
2013(e)	55,000	436,154

52	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

	Based on				Net		Portfolio
Based on	Share	Ending Net			Investment		Turnover
NAV (a)	Price (a)	Assets (000)	Expenses	(c)	Income (Loss)	(b)	Rate	(f)

5.29%	4.62%	$643,387	1.23%		5.01%		18%
2.66	2.47	642,224	1.28		5.33		19
(0.46)	(11.94)	658,474	1.05	*	3.97	*	20

3.01	1.27	179,344	1.16		4.17		15
2.70	3.64	181,672	1.21		4.57		13
(0.77)	(12.12)	184,885	1.10*		3.30	*	1

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares), as follows:

Intermediate Duration (NID)
Year Ended 5/31:
2015	0.33%
2014	0.36
2013(d)	0.23	*

Intermediate Duration Quality (NIQ)
Year Ended 5/31:
2015	0.33%
2014	0.36
2013(e)	0.30	*

(d)	For the period December 5, 2012 (commencement of operations) through May 31, 2013.
(e)	For the period February 7, 2013 (commencement of operations) through May 31, 2013.
(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Intermediate Duration Municipal Term Fund (NID) (“Intermediate Duration (NID)”)
•	Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ) (“Intermediate Duration Quality (NIQ)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Intermediate Duration (NID) and Intermediate Duration Quality (NIQ) were organized as Massachusetts business trusts on September 11, 2012 and December 11, 2012, respectively. Intermediate Duration (NID) and Intermediate Duration Quality (NIQ) each have a term of ten years and intend to liquidate and distribute their net assets to shareholders on or before March 31, 2023 and June 30, 2023, respectively.

The end of the reporting period for the Funds is May 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2015 (“the current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Intermediate Duration (NID) seeks to provide a high level of current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund will seek to achieve its investment objectives by investing in municipal securities that the Sub-Adviser believes are underrated or undervalued, based upon its bottom-up, research-driven investment strategy. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund’s portfolio will be actively managed, with the goal of capitalizing on historically favorable municipal credit spreads (the difference between yields on municipal securities across all debt rating categories) currently available in the market. Under normal circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. The Fund will invest at least 50% of its managed assets in investment grade municipal securities; it also may invest in below investment grade securities, which are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt.

Intermediate Duration Quality (NIQ) seeks to provide current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of primarily investment grade quality municipal securities (at least 80% of managed assets), the income from which is exempt from regular federal income tax. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund will emphasize the purchase of municipal securities that the Sub-Adviser believes are underrated or undervalued. The Fund’s portfolio will be actively managed, seeking to capitalize on favorable relative value opportunities, with the goal of outperforming broad municipal market benchmarks over the life of the Fund.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

54	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when issued/delayed delivery purchase commitments were as follows:

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Outstanding when-issued/delayed delivery purchase commitments	$1,158,753		$1,145,580

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	55

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Intermediate Duration (NID)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$823,526,367	$—		$823,526,367
Short-Term Investments*:
Municipal Bonds	—	—	1,443,557	***	1,443,557	***
Investments in Derivatives:
Interest Rate Swaps**	—	(9,315,673)	—		(9,315,673)
Total	$—	$814,210,694	$1,443,557		$815,654,251

56	Nuveen Investments

Intermediate Duration Quality (NIQ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$231,500,939	$—	$231,500,939
Short-Term Investments*:
Municipal Bonds	—	2,240,000	—	2,240,000
Investments in Derivatives:
Interest Rate Swaps**	—	(1,877,245)	—	(1,877,245)
Total	$—	$231,863,694	$—	$231,863,694

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

Nuveen Investments	57

Notes to Financial Statements (continued)

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability.
Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

As of the end of the reporting period, the total amount of floating rate obligations issued by each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
Floating Rate Obligations Outstanding	(NID	)	(NIQ	)
Floating rate obligations: self-deposited Inverse Floaters	$—		$—
Floating rate obligations: externally-deposited Inverse Floaters	185,060,000		48,320,000
Total	$185,060,000		$48,320,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

Intermediate
	Intermediate		Duration
	Duration		Quality
Floating Rate Obligations – Externally-Deposited Recourse Trusts	(NID	)	(NIQ	)
Maximum exposure to Recourse Trusts	$185,060,000		$48,320,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the

58	Nuveen Investments

Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Intermediate Duration Quality (NIQ) invested in credit default swaps to manage credit risk by purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

	Intermediate
	Duration
	Quality
	(NIQ	)
Average notional amount of credit default swap contracts outstanding*	$772,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Interest Rate Swaps
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Nuveen Investments	59

Notes to Financial Statements (continued)

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund used interest rate swap contracts to help maintain its ten-year duration mandate.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period, was as follows:

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Average notional amount of interest rate swap contracts outstanding*	$103,480,000		$48,400,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Intermediate Duration (NID)
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation	$(9,315,673)
				on interest rate swaps
Intermediate Duration Quality (NIQ)
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation	$(1,877,245)
				on interest rate swaps

The following tables present the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Gross Amounts Not Offset on the Statement of
		Gross		Gross	Amounts	Net Unrealized	Assets and Liabilities
		Unrealized		Unrealized	Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation) on	Statement	(Depreciation) on			Pledged
		Interest		Interest	of Assets and	Interest	Financial		to (from	)	Net
Fund	Counterparty	Rate Swaps	**	Rate Swaps **	Liabilities	Rate Swaps	Instruments	***	Counterparty		Exposure
Intermediate Duration (NID)
	JPMorgan	$—		$(9,315,673)	$—	$(9,315,673)	$3,877,325		$5,438,348		$—

Intermediate Duration Quality (NIQ)
	JPMorgan	—		(1,877,245)	—	(1,877,245)	1,192,493		684,752		—

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	Represents inverse floating rate securities available for offset.

60	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

				Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) From	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Intermediate Duration (NID)	Interest rate	Swaps	$(2,150,000)	$(6,487,736)
Intermediate Duration Quality (NIQ)	Interest rate	Swaps	$(2,743,000)	$(1,282,038)
	Credit	Swaps	50,325	—
Total			$(2,692,675)	$(1,282,038)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions
The Funds did not have any transactions in common shares during current and prior fiscal periods.

Preferred Shares

Variable Rate MuniFund Term Preferred Shares
Each Fund has issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Intermediate Duration (NID)	2016	1,750	$175,000,000
Intermediate Duration Quality (NIQ)	2016	550	$55,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Intermediate Duration (NID)	2016	March 1, 2016	August 7, 2014	August 6, 2014
Intermediate Duration Quality (NIQ)	2016	April 1, 2016	September 4, 2014	September 3, 2014

Nuveen Investments	61

Notes to Financial Statements (continued)

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period, were as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Average liquidation value of VMTP Shares outstanding	$175,000,000		$55,000,000
Annualized dividend rate	1.19%		1.04%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Preferred Share Transactions
The Funds did not have any transactions in VMTP Shares during the current and prior fiscal periods.

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding and derivative transactions, where applicable) during the current fiscal period, were as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Purchases	$161,600,509		$36,196,520
Sales and maturities	143,355,518		37,156,163

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

62	Nuveen Investments

As of May 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Cost of investments	$822,282,782		$232,800,192
Gross unrealized:
Appreciation	$18,220,765		$3,768,589
Depreciation	(15,533,623)		(2,827,842)
Net unrealized appreciation (depreciation) of investments	$2,687,142		$940,747

Permanent differences, primarily due to taxable market discount, federal taxes paid, treatment of notional principal contracts, paydowns and nondeductible offering costs resulted in reclassifications among the Funds’ components of net assets as of May 31, 2015, the Funds’ tax year end, as follows:

		Intermediate
	Intermediate	Duration
	Duration	Quality
	(NID )	(NIQ )
Paid-in surplus	$(59,854)	$(35,861)
Undistributed (Over-distribution of) net investment income	(2,741)	(80,744)
Accumulated net realized gain (loss)	62,595	116,605

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2015, the Funds’ tax year end, were as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Undistributed net tax-exempt income1	$5,297,839		$1,113,486
Undistributed net ordinary income2	1,925		—
Undistributed net long-term capital gains	—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2015, and paid on June 1, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2015 and May 31, 2014, was designated for purposes of the dividends paid deduction as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
2015	(NID	)	(NIQ	)
Distributions from net tax-exempt income3	$33,990,207		$8,302,404
Distributions from net ordinary income2	18,764		30,330
Distributions from net long-term capital gains	—		—

			Intermediate
	Intermediate		Duration
	Duration		Quality
2014	(NID	)	(NIQ	)
Distributions from net tax-exempt income	$33,456,604		$8,206,623
Distributions from net ordinary income2	18,764		—
Distributions from net long-term capital gains	—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2015, as Exempt Interest Dividends.

Nuveen Investments	63

Notes to Financial Statements (continued)

As of May 31, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Capital loss carryforwards – not subject to expiration	$23,166,802		$4,239,753

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

	Intermediate
	Duration
	Quality
	(NIQ	)
Post-October capital losses3	$3,041,212
Late-year ordinary losses4	—

3	Capital losses incurred from November 1, 2014 through May 31, 2015, the Funds’ tax year end.
4	Ordinary losses incurred from January 1, 2015 through May 31, 2015, and specified losses incurred from November 1, 2014 through May 31, 2015.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Average Daily Managed Assets*	Fund-Level Fee		Fund-Level Fee
For the first $125 million	0.4000%		0.3000%
For the next $125 million	0.3875		0.2875
For the next $250 million	0.3750		0.2750
For the next $500 million	0.3625		0.2625
For the next $1 billion	0.3500		0.2500
For the next $3 billion	0.3375		0.2375
For managed assets over $5 billion	0.3250		0.2250

64	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Refinancing of VMTP Shares
On July 1, 2015, Intermediate Duration (NID) refinanced all of its outstanding Series 2016 VMTP Shares with the issuance of new Series 2018 VMTP Shares.

Nuveen Investments	65

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NID	NIQ
Common shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

66	Nuveen Investments

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Nuveen Investments	67

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

68	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	69

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
194

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
194

70	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					194

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					194

Nuveen Investments	71

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	194

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					195

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	88

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director- Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	195

72	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	195

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; Chartered Accountant Designation.
					195

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	195

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	195

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					195

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195

Nuveen Investments	73

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

74	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services

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(such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.    The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•   The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•   Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•   The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•   The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Fund with which it is being compared and due to these differences, performance comparisons between the Funds and their Performance Peer Group may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

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With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Intermediate Duration Municipal Term Fund, the Board noted that, while the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund outperformed its benchmark in such period. The Board noted that the Fund’s generally shorter duration positioning relative to peers was the primary contributor to its underperformance compared to its peer group; however, the usefulness of the comparison was limited given the Fund’s unique high yield intermediate duration mandate. The Board also recognized the Fund’s positive absolute performance for the one-year period and that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For Nuveen Intermediate Duration Quality Municipal Term Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile and outperformed its benchmark for the one-year period. The Board, however, noted that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of limited performance record.

C.    Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); differences in services provided and differences in the states reflected in the Peer Universe (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Funds each had a net management fee and net expense ratio below the peer averages.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. The Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also

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considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.   Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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EAN-C-0515D 9154-INV-Y-07/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Intermediate Duration Quality Municipal Term Fund

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2015	$25,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2014	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2015	$ 0	$ 0	$ 0	$ 0
May 31, 2014	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	17	$5.343 billion
	Other Pooled Investment Vehicles	2	$308.5 million
	Other Accounts	10	$157.5 million
*	Assets are as of May 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NIQ SECURITIES AS OF MAY 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000

Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Intermediate Duration Quality Municipal Term Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2015